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              SUPPLEMENT DATED JUNE 18, 2010 TO THE

  PROSPECTUS DATED NOVEMBER 29, 2009 (SL-9901-99 A (11/09)) AND
                      STATEMENT OF ADDITIONAL
         INFORMATION DATED MAY 28, 2010 (S-6500 CK (5/10))

          OF SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

                           ON BEHALF OF

                     SELIGMAN TARGETFUND CORE
                     SELIGMAN TARGETFUND 2015
                     SELIGMAN TARGETFUND 2025
                     SELIGMAN TARGETFUND 2035
                     SELIGMAN TARGETFUND 2045

            (EACH A FUND, AND COLLECTIVELY, THE FUNDS)

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As of the date of this Supplement, the Funds are no longer open to new investors.

The Board of Directors of the Funds has approved the redemption of all outstanding shares of each of the Funds and the liquidation of each of the Funds, in accordance with the Funds' Articles of Incorporation. It is anticipated that the redemption of all shares of each of the Funds will take place on or about November 30, 2010.

As a result, the Funds will not accept any orders for the purchase of or exchange for shares of any of the Funds after the close of business of the New York Stock Exchange (generally 4 p.m. Eastern time) on November 29, 2010. Orders for the purchase of or exchange for shares of any of the Funds may, in each Fund's discretion, be rejected prior to November 29, 2010 if, for operational reasons, the acceptance of such order is determined not to be in the best interest of the Fund, in light of the pending liquidation.

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SL-9901-4 A (6/10)